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                                                                    Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:     November 15, 2007

Issuer Name and Ticker or Trading
Symbol:                                AutoNation, Inc. (AN)

Designated Filer:                      Edward S. Lampert

Other Joint Filers:                    ESL Investments, Inc., RBS Partners, L.P.
                                       and ESL Partners, L.P.

Addresses:                             The principal business address of each of
                                       the Joint Filers above is 200 Greenwich
                                       Avenue, Greenwich, CT 06830.

Signatures:                            EDWARD S. LAMPERT

                                       /s/ Edward S. Lampert
                                       ---------------------
                                       Edward S. Lampert

                                       ESL INVESTMENTS, INC.

                                          By:   /s/ Theodore W. Ullyot
                                                ----------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       RBS PARTNERS, L.P.

                                       By:  ESL Investments, Inc., as its
                                            general partner

                                       By:      /s/ Theodore W. Ullyot
                                                ----------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       ESL PARTNERS, L.P.

                                       By:  RBS Partners, L.P., as its general
                                            partner

                                       By:  ESL Investments, Inc., as its
                                            general partner

                                          By:   /s/ Theodore W. Ullyot
                                                ----------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel